DELAWARE GROUP® FOUNDATION FUNDS

Delaware Foundation® Moderate Allocation Fund ("Fund")

Supplement to the Fund's Statement of Additional Information ("SAI"),
dated July 30, 2018

At a meeting on November 14, 2018, Delaware Group® Foundation Funds' Board of Trustees ("Board") approved a name change for the Fund. The Fund's name will change from "Delaware Foundation® Moderate Allocation Fund" to "Delaware Strategic Allocation Fund." At the same meeting, the Board also approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG as a sub-advisor to the Fund. Both the name change and the sub-advisor appointment will be effective on or around close of business January 25, 2019 ("Effective Date").

Consistent with these changes, upon the Effective Date:

All references to "Delaware Foundation® Moderation Allocation Fund" are hereby replaced with "Delaware Strategic Allocation Fund" in the Fund's SAI.

The following information replaces the last three sentences of the first paragraph in the section of the Fund's SAI entitled "Organization and Classification":

Jackson Square Partners, LLC ("JSP") and Macquarie Investment Management Austria Kapitalanlage AG ("MIMAK") (referred to individually as a "Sub-advisor" and collectively as the "Sub-advisors") serve as the Sub-advisors to the Fund. For purposes of the "Investment Strategies and Risks" section, a reference to the Manager may also include JSP and MIMAK with respect to their roles as sub-advisors of the Fund. Effective as of the close of business on July 27, 2018, Delaware Foundation Conservative Allocation Fund merged into Delaware Foundation Moderate Allocation Fund.

The following information replaces the last sentence of the fifth paragraph in the section of the Fund's SAI entitled "Disclosure of Portfolio Holdings Information":

Neither the Fund, nor the Manager, nor the Sub-advisors, nor any affiliate, receives any compensation or consideration with respect to these agreements.

The following information replaces the first sentence in the section of the Fund's SAI entitled "Code of Ethics":

The Trust, the Manager, the Sub-advisors and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions.

The following information is added before the section in the Fund's SAI entitled "Proxy Voting Policies – JSP":

Proxy Voting Policies - MIMAK

Where MIMAK votes proxies on behalf of its clients and accounts, and/or recommend voting action on behalf of its clients and accounts, MIMAK shall do so in a manner that is consistent with the best interest of each of its clients and accounts and their shareholders, considered as a group rather than individually. For this purpose, "best interest" means in the best economic interest of each client or account and its shareholders, as investors, without regard to any self-interest which MIMAK, its management or affiliates might have in a particular voting matter.

Under Advisers Act Rule 206(4)-6, it would be a fraudulent, deceptive or manipulative act, practice or course of business for MIMAK to exercise voting authority with respect to a client's securities unless MIMAK:
•	has adopted and implemented written policies and procedures, reasonably designed to ensure that MIMAK votes such proxies in the best interest of the client;
•	has described its proxy voting procedures to its clients; and
•	has provided the client with information on how to obtain MIMAK's proxy voting record.

Proxy Voting on Fixed Income and Equity Securities:
MIMAK's corporate actions area is responsible for end to end coordination for proxy voting events and for general operational support for proxy voting. The corporate actions team will (i) obtain meeting and voting details and provide these to portfolio managers; (ii) obtain voting instructions from portfolio managers and ensure successful lodgement via custody or proxy provider; (iii) record details of the event.

Portfolio managers should monitor on an annual basis the policies and procedures followed by all proxy service providers (if any) regarding any actual, potential or apparent conflicts of interest that may have a bearing upon the performance of their retained services; and maintain all required records outlined in the Macquarie Records Management Policy.

MIMAK's Chief Compliance Officer, or designate, is responsible for reviewing MIMAK's records to ensure that these proxy voting policies and procedures are followed.

The following information replaces the footnote to the annual management fees in the section of the Fund's SAI entitled " Investment Manager and Other Service Providers – Investment Manager":

* As described in more detail below, the Manager has entered into separate sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively the "Sub-Advisory Agreements") with JSP and MIMAK with respect to the Fund. As compensation for their services as Sub-advisors to the Fund, JSP and MIMAK receive sub-advisory fees from the Manager.

The following information replaces the first sentence of the last paragraph in the section of the Fund's SAI entitled " Investment Manager and Other Service Providers – Investment Manager":

Except for those expenses borne by the Manager under the Investment Management Agreement, JSP and MIMAK under their respective Sub-Advisory Agreements, and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses.

The following information replaces the three paragraphs in the section of the Fund's SAI entitled " Investment Manager and Other Service Providers – Sub-Advisor":

Sub-advisors

MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is responsible for the day-to-day management of the Fund. When making investment decisions for the Fund, MIMAK regularly consults with the Manager and JSP, located at 101 California Street, Suite 3750, San Francisco, CA 94111. Although MIMAK and JSP serve as Sub-advisors, the Manager has ultimate responsibility for all investment advisory services. The Manager supervises the Sub-advisors' performance and management services provided to the Fund subject to the supervision and direction of the Board of Trustees.

The Sub-Advisory Agreements with MIMAK and JSP are dated Jan. [25], 2019 and June 1, 2016, respectively. Each Sub-Advisory Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreements may be terminated by the Manager or the Trust at any time on written notice to the applicable Sub-advisor of the Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. Each Sub-advisor may terminate its Agreement at any time on sixty (60) days' written notice to the Manager and the Trust of its intention to do so. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment. Each Sub-Advisory Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

Pursuant to the terms of the Sub-Advisory Agreements, the investment sub-advisory fees are paid by the Manager to the Sub-advisors as a percentage of the average daily net assets of the Fund. For the past three fiscal years, the Manager paid JSP the following investment sub-advisory fees (shown on an aggregated basis):

The following replaces the information under the section in the Fund's SAI entitled "Portfolio Managers":

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of Oct. 31, 2018 unless otherwise noted. Any accounts managed in a personal capacity appear under "Other Accounts" along with the other accounts managed on a professional basis. The personal account information is current as of Oct. 31, 2018.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Stefan Loewenthal
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$1.2 billion	0	$0
Juergen Wurzer
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$497 million	0	$0

Description of Material Conflicts of Interest
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. MIMAK has adopted procedures designed to allocate investments fairly across multiple funds and accounts.
One of the accounts managed by the portfolio managers as set forth in the table above has performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio managers have an incentive to manage the account so as to enhance its performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee. A portfolio manager's management of personal accounts also may present certain conflicts of interest. While MIMAK's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
MIMAK believes that client satisfaction will ultimately be driven by its ability to deliver strong performance and an excellent level of service. Consistent with this, MIMAK's investment team performance assessment structure and remuneration processes are designed to align the interests of its staff with those of its clients. MIMAK's remuneration structure is tailored to individual roles so that MIMAK attracts and retains high quality people who are appropriately incentivized to deliver optimal outcomes to clients. Total remuneration at MIMAK is broadly divided into two components: (i) fixed remuneration, which is determined by the individual's skill set and level of expertise, business contribution, and consideration of market data obtained through industry specific salary surveys; and (ii) performance based remuneration, which is profit share that is discretionary in nature and truly variable.
The following principles underpin MIMAK's remuneration framework: (i) competitiveness: remuneration is structured to be competitive with that of its international peers, enabling MIMAK to attract and retain high caliber investment professionals; (ii) retention mechanisms: performance-based remuneration incorporates both short- and long-term incentives to encourage a long-term perspective and stability of investment teams. MIMAK has a profit share retention policy in place whereby a proportion of profit share retention is invested in underlying assets or funds that the individual is responsible for. Many staff also choose to invest in MIMAK's managed funds; (iii) consistency: MIMAK has maintained a consistent framework over time to ensure the staff members are confident that their efforts will be rewarded over the long-term; and (iv) performance emphasis: discretionary profit share is awarded annually based on each individual staff member's performance across a number of key metrics.
For investment team members, these key metrics include:
•	Portfolio performance: fund returns against client investment objectives, benchmarks and risk profile. For MIMAK, consistent performance is rated more highly than one-off performance;
•
Teamwork: input into investment decision making processes, generation of investment ideas and insights contribution to client service initiatives and contribution to investment capability development; and

•	Business building.

Ownership of Fund Shares
As of Oct. 31, 2018, none of the portfolio managers owned shares of the Fund.

All references to "JSP" in the section of the Fund's SAI entitled "Trading Practices and Brokerage" are hereby replaced with "the Sub-advisors".

Please keep this Supplement for future reference.

This Supplement is dated November 28, 2018.